UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Benitec Biopharma Inc. (the “Company”) filed with the Securities and Exchange Commission on December 13, 2024 (the “Initial Form 8-K”), solely to supplement the Company’s disclosure under Item 5.02 of the Initial Form 8-K. Except as set forth herein, no modification has been made to the information contained in the Initial Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Initial Form 8-K, the Board of Directors (the “Board”) of Benitec Biopharma Inc. (the “Company”) has appointed Sophie Mukadam to the role of Chief Operating Officer, effective January 1, 2025. On December 27, 2024 (the “Grant Date”), the Compensation Committee of the Board (the “Compensation Committee”) approved a grant to Sophie Mukadam of nonqualified stock options to purchase 300,000 shares of the Company’s common stock pursuant to the Company’s 2020 Equity and Incentive Compensation Plan (the “Plan”). The options were granted at an exercise price of $12.00 per share, which equals the closing price of the Company’s common stock on the Grant Date. The options will become vested and exercisable in sixteen substantially equal quarterly installments on the last day of each full fiscal quarter of the Company ending after the Grant Date, with the first vesting date occurring on March 31, 2025, subject to Sophie Mukadam’s continued service with the Company through the applicable vesting date. Upon the occurrence of a Change in Control (as defined in the Plan) any unvested portion of the options will become fully vested and exercisable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: December 31, 2024	By:	/s/ Dr. Jerel A. Banks
	Name:	Dr. Jerel A. Banks
	Title:	Chief Executive Officer